UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: May 26, 2016

DATE OF REPORT: January 19, 2018

Kaskad Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-212891	32-0468701
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Dimitar Petkov 119, Ent. 9, Fl. 3, Ap. 92, Sofia, 1309 Bulgaria

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(302) 777-0210

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Kaskad Corp., a Nevada corporation (the “Company”) makes the periodic disclosures herein although such events being reported occurred prior to the required time for disclosure under the rules applicable to publicly reporting companies with the United States Securities and Exchange Commission. The materially definitive agreements disclosed herein are disclosed in prior quarterly and annual financial reporting, thus the Company made the decision to disclose them in a separate filing under Form 8-K.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Sale of Good Agreement (Kotra Link OOD)

The Company entered into a Sale of Good Agreement with Kotra Link OOD, a Bulgarian entity, for the sale of scratch globes, scratch maps and scratch postcards on May 26, 2016 (the “Kotra Agreement”). Under the Kotra Agreement, the Company is to receive $4,500 by or before May 27, 2018. As of the date of this disclosure, the Company has received $10,050 under the Kotra Agreement. The balance of the terms and conditions under the Kotra Agreement are set forth in the agreement attached hereto as an exhibit.

Sale of Good Agreement (GeativeMe Ltd.)

The Company entered into a Sale of Good Agreement with GeativeMe, Ltd., a Bulgarian entity, for the sale of scratch globes, scratch maps and scratch postcards on October 25, 2016 (the “GeativeMe Agreement”). The Company received $6,000 in consideration for those sales under the GeativeMe Agreement. The final payment to the Company was made on August 29, 2017. The balance of the terms and conditions under the GeativeMe Agreement are set forth in the agreement attached hereto as an exhibit.

Sale of Good Agreement (Maps&World OOD)

The Company entered into a Sale of Good Agreement with Maps&World OOD, a Bulgarian entity, for the sale of scratch globes, scratch maps and scratch postcards on October 25, 2016 (the “Maps&World Agreement”). The Company received $3,000 in consideration for those sales under the Maps&World Agreement. The final payment to the Company was made on March 23, 2017. The balance of the terms and conditions under the Maps&World Agreement are set forth in the agreement attached hereto as an exhibit.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.1	Sale of Goods Agreement with Kotra Link OOD
10.2	Sale of Goods Agreement with GeativeMe LTD
10.3	Sale of Goods Agreement with Maps & World OOD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaskad Corp.

By:  /s/ Piotr Sibov

Name:  Piotr Sibov

Title: Chief Executive Officer and President

Dated: January 19, 2018

-3-